================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                   FORM 8-K/A

                               ------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 1998


                          COYOTE NETWORK SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
   ---------------------------------------------------------------------------
                 (State or other jurisdiction or incorporation)

                1-5486                                  36-2448698
   --------------------------------           -------------------------------
      (Commission File Number)                 (I.R.S. Employer I.D. Number)



            4360 Park Terrace Drive
          Westlake Village, California                          91361
-------------------------------------------------         -------------------
     (Address of Principal Executive Offices)                 (Zip Code)


                                  818-735-7600
             -----------------------------------------------------
              (Registrant's telephone number; including area code)


================================================================================

         Item 7 of the Current Report on Form 8-K of Coyote Network Systems, Inc. dated September 30, 1998, filed with the Securities and Exchange Commission on October 15, 1998, is hereby amended in its entirety as follows to reflect the information required by such item.


Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired.

                  Financial statements of the business acquired are not required to be filed.

         (b)      Pro forma financial information.

                  Pro forma financial information is not required to be filed.

         (c)      Exhibits

                  *2.1 - Stock  Acquisition  by Merger  Agreement,  dated as of
                         September 30, 1998, among Coyote Network Systems, Inc., INET Acquisition, Inc., Interactive Network Systems, Inc., Claude Buchert, Helene Legendre and First Rock Trustees, Limited, a Gibraltar corporation, trustee of the Guimauve Trust, a Gibraltar trust dated September 1, 1994.

-------------------------
*Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COYOTE NETWORK SYSTEMS, INC.
Date:  December 10, 1998

                                         BY  /s/ BRIAN A. ROBSON
                                             ---------------------------------
                                             Brian A. Robson
                                             Vice President and Controller